UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 22, 2005

SUNBURST ACQUISITIONS IV, INC.

 (Exact name of registrant as specified in its charter)

Colorado	0-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

595 Howe Street, Suite 206 Vancouver, BC	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (604) 684-1755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry Into a Material Definitive Agreement

On August 22, 2005, the Company entered into various agreements, including agreements to acquire interests in various mining claims in Mexico through its wholly-owned Mexican subsidiary, Sunburst Mining de Mexico, S.A., de C.V.

The agreements include the following:

(1)

Assignment of Contract Agreement between Minera Rio Tinto, S.A. de C.V. (MRT), Sunburst de Mexico, S.A. de C.V. (Sunburst Mexico), and owners of the Cieneguita Concessions (Cieneguita Owners), pursuant to which MRT assigned to Sunburst Mexico, with the permission of the Cieneguita Owners, all of MRT’s rights and obligations acquired under a previous agreement, the Cieneguita Option Agreement, including the exclusive option to acquire the Cieneguita Concessions for a price of US $2,000,000 (all royalty payments to be deducted from the purchase price); the Cieneguita Owners have reserved a royalty of US $20 per ounce of gold produced from the Cieneguita Concessions. In the event that the price of gold is above $400 per ounce, the royalty payable to the Cieneguita Owners will be increased by $0.10 for each dollar increment over $400 per ounce.

(2)

Guazaparez Option Agreement signed between MRT and Sunburst Mexico pursuant to which MRT has granted Sunburst Mexico the exclusive option to purchase 7 of the Guazaparez concessions, for a term of 4 years, on payment of US $910,000.  MRT has reserved a 2.5% Net Smelter Royalty (NSR). MRT has reserved the right to extract from the Guazaparez concessions up to 5,000 tons per month of rock material; this right will terminate on exercise of the option.

(3)

Sale and Purchase of Encino Gordo Concessions signed between MRT and Sunburst Mexico whereby MRT has sold to Sunburst Mexico two of the Encino Gordo concessions, for a price of $1,000 Pesos (approximately US $100), and has granted to Sunburst Mexico a first right of refusal to acquire two additional Encino Gordo concessions.  This is a new agreement, not an assignment of a previous agreement.

(4)

Assignment of the San Francisco Option Agreement signed between MRT, Sunburst Mexico and San Francisco Concession Owner pursuant to which MRT has assigned to Sunburst Mexico, with the consent of the San Francisco Concessions Owner, MRT’s rights and obligations acquired under the San Francisco Option Agreement, including the option to purchase the San Francisco Concession for a price of US $250,000 (the “Purchase Price”) for a term of 60 months commencing from June 25, 2004, the date of signing of the San Francisco Option Agreement (the “Option Period”).  MRT and the San Francisco Owner have reserved a combined 2.5% NSR. To maintain the option, Sunburst Mexico has assumed the obligation to pay to the San Francisco Owner cumulative annual payments totaling US$90,000; if option is exercised prior to the expiration of the Option Period by payment of the Purchase Price, the obligation to pay the annual payments will be terminated.

(5)

Assignment of the San Antonio Option Agreement signed between MRT, Sunburst Mexico, and the San Antonio Option Concessions Owner pursuant to which MRT has assigned to Sunburst Mexico, with the consent of the San Antonio Concessions Owner, MRT’s rights and obligations acquired under the San Antonio Option Agreement, including the option to purchase the San Antonio concessions for a price of US $500,000(the “Purchase Price”) for a term of 60 months commencing from January 15,

2004, the date of signing of the San Antonio Option Agreement (the “Option Period”).  MRT and the San Antonio owner have reserved a combined 2.5% NSR. To maintain the option, Sunburst Mexico has assumed the obligation to pay to the San Antonio Owner cumulative annual payments totaling US$140,000; if option is exercised prior to the expiration of the Option Period by payment of the Purchase Price, the obligation to pay the annual payments will be terminated. The San Antonio Owner has reserved the right to extract from the San Antonio concessions up to 50 tones per day of rock material; this right will terminate on the date of the exercise of the option.

(6)

Operator’s Agreement signed between Sunburst Mexico and MRT pursuant to which Sunburst Mexico has engaged MRT as the Operator of the Cieneguita Property on payment of the Operator’s fee and an Operator’s bonus equal to 10% of the net proceeds of production if operating cash costs do not exceed US $230 per ounce of gold produced from the Cieneguita Property.

(7)

Share Option Agreement signed between Sunburst Acquisitions IV Inc. (Sunburst USA) and MRT pursuant to which Sunburst USA has granted to MRT the exclusive option to acquire up to 100% of all outstanding shares of the capital of Sunburst Mexico if Sunburst USA does not (a) comply with the terms of the underlying Cieneguita Option Agreement, the San Antonio Option Agreement, the San Francisco Option Agreement and the Guazaparez Option Agreement, and (b) loan to Sunburst Mexico the amounts of $1,000,000 US by December 31, 2005 and $1,000,000 by April 30, 2006;. If option to purchase 100% of the shares of the capital of Sunburst Mexico is exercised by MRT, MRT is obligated to cancel all of the shares of the capital of Sierra Minerals and Mining, Inc. ("Sierra") owned by MRT’s and Mario Ayub.

Mario Ayub owns MRT and is a director of Sunburst USA.

ITEM 2.01

Completion of Acquisition or Disposition of Assets

On August 22, 2005, pursuant to the agreements described above, the Company received the following from MRT:

(1)

Increased ownership of the Cieneguita concessions to 100% ownership, to be vested on payment of the purchase price of US $2,000,000.

(2)

Two Encino Gordo concessions and the right of first refusal on two other Encino Gordo concessions.

All other interests were included in a previous joint venture agreement between Sierra Minerals and Mining, Inc, the Company’s Nevada subsidiary, and MRT, which was attached as an exhibit to the Company’s disclosure in an 8-k filing made on June 3, 2004.  This joint venture has been superceded and replaced by the current agreements.

As consideration for these acquisitions, the Company agreed to issue 5 million shares of common stock of Sunburst USA to MRT (or its assignee) at the time of the transaction plus an additional 5 million shares of Sunburst, USA on production of 15,000 oz of gold from the Cieneguita concessions.

ITEM 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In order to perfect the Company’s interests and to cancel MRT’s rights under the Share Option Agreement, as described above, the Company must loan a total of $2 million into Sunburst Mexico to be expended as exploration or development expenditures in all of the properties subject to the above-referenced agreements.  Of this, $1 million must be loaned before December 31, 2005, and $1 million must be loaned on or before April 30, 2006.

ITEM 9.01

Financial Statements and Exhibits.

(c) Exhibits

10.4

SHARE OPTION AGREEMENT among Minera Rio Tinto, S.A. de C.V. a corporation duly incorporated and validly existing pursuant to the laws of the United Mexican States and having an office at Pascual Orozco No. 2117 – A Chihuahua, State of Chihuahua, Mexico 31310 and Sunburst Acquisitions IV, Inc., a corporation duly incorporated and validly existing pursuant to the laws of the State of Colorado, USA and having an office at Suite 206, 595 Howe St., Vancouver, B.C. Canada V6C 2T5.

10.5

AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of the 18th day of August, 2005 among COMPAÑÍA MINERA DE NAMIQUIPA, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and MARIO HUMBERTO AYUB TOUCHE having a domicile at San Antonio No. 2036 Chihuahua, Chihuahua and SUNBURST MINING DE MÉXICO, S. A. DE C. V., a company duly incorporated and validly existing pursuant to the laws of the United Mexican States.

10.6

AGREEMENT made and entered at the City of Chihuahua, State of Chihuahua on this the 18th day of August of the year 2005, among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and SUNBURST MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States.

10.7

OPERATOR’S AGREEMENT dated effective as of the 18th day of August, 2005, among Minera Rio Tinto, S.A. de C.V. a corporation duly incorporated and validly existing pursuant to the laws of the United Mexican States and having an office at Pascual Orozco No. 2117 – A Chihuahua, State of Chihuahua, Mexico 31310, and Sunburst de Mexico, S.A. de C.V. a corporation duly incorporated and validly existing pursuant to the laws of the United Mexican States and having an office at Suite 5, Avenida del Mar No.1022 Zona Costera, Mazatlan, State of Sinaloa, Mexico.

10.8

ASSIGNMENT OF CONTRACT AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of this the 18th day of August, 2005 among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and CORPORATIVO MINERO, S.A. DE C.V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and SUNBURST MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States.

10.9

ASSIGNMENT OF CONTRACT AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of this the 18th day of August, 2005, among  MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and  RAFAEL FERNANDO ASTORGA HERNÁNDEZ,  having a domicile at Calle República de Uruguay No. 706 of the City of  Chihuahua, Chih, and SUNBURST  MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States.

10.10

ASSIGNMENT OF CONTRACT AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of this the 18th day of August, 2005 among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, having an office at Av. Pascual Orozco Number 2117- Altos, La Cima, C. P. 31310, Chihuahua, Chihuahua, and MINERA RACHASA, S.A. DE C.V., a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and having an office atNiños Héroes No. 410 Colonia Centro, Chihuahua, Chihuahua (RFC BMM-900120-8B6), and SUNBURST  MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SUNBURST ACQUISITIONS IV, INC.

By: /S/ TERRY FIELDS

Terry Fields, President and Director

 August 25, 2005